UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:  ☐

Digital Realty Trust, L.P.:  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2018, Digital Realty Trust, L.P. (“we,” “us,” or “our”) completed an underwritten public offering of $650,000,000 aggregate principal amount of its 4.450% Notes due 2028, or the Notes. The Notes were offered at 99.852% of the principal amount thereof. The Notes are Digital Realty Trust, L.P.’s general unsecured senior obligations and rank equally in right of payment with all of its other unsecured senior indebtedness. However, the Notes are effectively subordinated in right of payment to all of Digital Realty Trust, L.P.’s existing and future secured indebtedness from time to time outstanding and to all existing and future liabilities and preferred equity of Digital Realty Trust, L.P.’s subsidiaries. The Notes bear interest at 4.450% per annum. Interest on the Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2019, until the maturity date of July 15, 2028. Our obligations under the Notes are fully and unconditionally guaranteed by Digital Realty Trust, Inc. The terms of the Notes are governed by a base indenture, dated as of June 23, 2015, by and among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, as supplemented by a supplemental indenture, dated as of June 21, 2018, by and among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and the trustee. The base indenture and the supplemental indenture contain various restrictive covenants, including limitations on our ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the base indenture and the supplemental indenture, including the form of the Notes and the guarantees, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The base indenture as supplemented by the supplemental indenture is referred to herein collectively as the indenture.

At any time up to, but not including, April 15, 2028, the Notes will be redeemable in whole or in part from time to time, at our option and in our sole discretion, at a redemption price equal to the sum of:

•	100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date; and

•	a make-whole premium.

We will calculate the make-whole premium with respect to any Notes redeemed before the 90th day prior to the maturity date of the Notes as the excess, if any, of:

•	the aggregate present value as of the date of such redemption of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had been made on the 90th day prior to the maturity date, determined by discounting, on a semiannual basis, such principal and interest at the reinvestment rate (determined on the third business day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had been made on the 90th day prior to the maturity date; over

•	the principal amount of such note.

Notwithstanding the foregoing, if the Notes are redeemed on or after April 15, 2028, the redemption price will be equal to 100% of the principal amount of the respective Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•	default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable;

•	our failure to comply with any of our other agreements in the Notes or the indenture upon receipt by us of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and our failure to cure (or obtain a waiver of) such default within 60 days after we receive such notice;

•	failure to pay any indebtedness that is (a) of Digital Realty Trust, L.P., Digital Realty Trust, Inc., any subsidiary in which Digital Realty Trust, L.P. has invested at least $75,000,000 in capital or any entity in which Digital Realty Trust, L.P. is the general partner, and (b) in an outstanding principal amount in excess of $75,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to us from the trustee (or to us and the trustee from holders of at least 25% in principal amount of the outstanding Notes);

•	default in the performance or breach of any other covenant or warranty by Digital Realty Trust, L.P. or Digital Realty Trust, Inc. in the indenture (other than a covenant or warranty that has been included in the indenture solely for the benefit of a series of debt securities other than the Notes), which default continues uncured for a period of 60 days after Digital Realty Trust, L.P. receives written notice from the trustee (or Digital Realty Trust, L.P. and the trustee receive written notice from the holders of at least 25% in principal amount of the outstanding Notes) as provided in the indenture; and

•	certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Digital Realty Trust, L.P., Digital Realty Trust, Inc. or any significant subsidiary (as defined in the indenture) or any substantial part of their respective property.

The descriptions of the indenture and the supplemental indenture in this Current Report on 8-K are summaries and are qualified in their entirety by the terms of the indenture and supplemental indenture, respectively.

Item 8.01 Other Events.

On June 21, 2018, Digital Realty Trust, L.P. completed an underwritten public offering of $650,000,000 aggregate principal amount of the Notes, which are fully and unconditionally guaranteed by Digital Realty Trust, Inc. The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 22, 2017 (Registration Nos. 333-220576 and 333-220576-01), a base prospectus, dated September 22, 2017, included as part of the registration statement, and a prospectus supplement, dated June 14, 2018, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities

Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the Notes and related guarantees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Combined Current Report on Form 8-K of Digital Realty Trust, Inc. and Digital Realty Trust, L.P. (File Nos. 001-32336 and 000-54023) filed on June 23, 2015).

4.2	Supplemental Indenture No. 3, dated as of June 21, 2018, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, including the form of 4.450% Notes due 2028 and the guarantees.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Combined Current Report on Form 8-K of Digital Realty Trust, Inc. and Digital Realty Trust, L.P. (File Nos. 001-32336 and 000-54023) filed on June 23, 2015).

4.2	Supplemental Indenture No. 3, dated as of June 21, 2018, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, including the form of 4.450% Notes due 2028 and the guarantees.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary